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           Form of the Registrant's Common Stock Certificate     4.1

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                                 Expedia, Inc.


   NUMBER                                                          SHARES
EXP

 INCORPORATED UNDER                                            SEE REVERSE FOR
THE LAWS OF THE STATE                                        CERTAIN DEFINITIONS
   OF WASHINGTON                                              CUSIP 302125 10 9

   This Certifies that




is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF =================================EXPEDIA, INC.==================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                 EXPEDIA, INC.
                                   CORPORATE
                                     SEAL
                                August 23, 1999
                                  WASHINGTON



            SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
    TRANSFER AGENT AND REGISTRAR

BY

                  AUTHORIZED SIGNATURE
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                                 EXPEDIA, INC.

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM  --as tenants in common                                                   UNIF GIFT MIN ACT--...........Custodian...........
TEN ENT  --as tenants by the entireties                                                                (Cust)              (Minor)
JT TEN   --as joint tenants with right of                                                             under Uniform Gifts to Minors
         survivorship and not as tenants                                                              Act.................
         in common                                                                                            (State)

                              Additional abbreviations may also be used though not in the above list.

                          For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
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____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

                                    ______________________________________________________________________________________________
                           NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE
                                    CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.
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